UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

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Bridger Aerospace Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-41603	88-3599336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Aviation Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 813-0079

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BAER	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	BAERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 23, 2025, Bridger Aerospace Group Holdings, Inc. (the “Company”) entered into a Purchase and Sale Agreement with SR Aviation Infrastructure (“SRAI”), an affiliate of SomeraRoad, (“Purchaser”) for the sale and leaseback of its hangar and office facilities at the Bozeman Yellowstone International Airport in Belgrade, Montana (the “Facility”), with an aggregate purchase price of approximately $46 million. The transaction is expected to close in the third quarter of 2025, and is subject to contractual terms, closing conditions and approvals that are standard and customary for this type of transaction. Concurrent with the closing of the transaction, the Company will enter into a 10 year market-based lease agreement with the Purchaser for the Facility, which the Company will continue to utilize as the main base for its operations.

The foregoing description of the Purchase and Sale Agreement is not complete and is qualified in its entirety by reference to the copy of the Purchase and Sale Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

A copy of the press release the Company issued regarding this transaction is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

On May 27, 2025, the Registrant issued a press release titled “Bridger Aerospace Announces Signing of Sale Leaseback Transaction for its Headquarters Campus; Strengthening Balance Sheet and Reducing Annual Interest Expense,” a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1	May 23, 2025 Purchase and Sale Agreement, Bridger Solutions International Hangar Complex
99.1

Press Release dated May 27, 2025 titled “Bridger Aerospace Announces Signing of Sale Leaseback Transaction for its Headquarters Campus; Strengthening Balance Sheet and Reducing Annual Interest Expense”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGER AEROSPACE GROUP HOLDINGS, INC.

Dated: May 27, 2025	By:	/s/ James Muchmore
James Muchmore
Chief Legal Officer and Executive Vice President

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